Exhibit 99.1

0 VERSARTIS, INC. This proxy is solicited by the Board of Directors Special Meeting of Stockholders [•], 2018 at [•] AM PDT                The undersigned hereby appoint(s) Jay P. Shepard and Kevin Haas, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VERSARTIS, INC. (the “Company”) that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at [•], Pacific Time, on [•], 2018 at the Garden Court Hotel, 520 Cowper St., Palo Alto, CA 94301, and any adjournment or postponement thereof.                This proxy will be voted as directed. In the absence of contrary directions, this proxy will be voted “FOR” the approval of the issuance of shares of Versartis common stock pursuant to the Merger Agreement, “FOR” the approval of the amendment to the certificate of incorporation of Versartis to effect a reverse stock split at a ratio in the range from 2-for-1 to 15-for-1 with such specific ratio to be mutually agreed upon by Versartis and Aravive, “FOR” the election of each of Edmon R. Jennings and R. Scott Greer to serve on the Versartis board of directors as Class I directors for a three-year term (provided, however, that if the merger is completed, the Versartis board of directors will be reconstituted as provided in the Merger Agreement), “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as Versartis’ independent registered public accounting firm for the fiscal year ending December 31, 2018, and “FOR” the adjournment of the Versartis special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 and Proposal 2 in accordance with the recommendation of the Versartis board of directors. 1.1 (Continued and to be signed on the reverse side.) 14475

VERSARTIS, INC.    [•], 2018    PROXY VOTING INSTRUCTIONS INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. COMPANY NUMBER MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible. the IN PERSON Special Meeting.—You may vote your shares in person by attending ACCOUNT NUMBER GO GREEN—e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.    NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:    The Notice of Company Stockholder Meeting, proxy statement and proxy card    are available at http://ir.versartis.com/    Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20230303030000000000 2 PLEASE SIGN, THE BOARD DATE ANDOF RETURNDIRECTORS PROMPTLY RECOMMENDS IN THE ENCLOSED A VOTE “FOR” ENVELOPE. THE ELECTIONPLEASEOF MARK DIRECTORSYOUR ANDVOTE “FOR” IN BLUE PROPOSALS OR BLACK1,INK 2, 4ASAND SHOWN5. HERE x 3. Election years (provided, of the two however,nomineesthatforif Class the merger I directors is completed, named below the Versartis for a term board of threeof 1. Approval of the issuance of shares of Versartis common stock pursuant to FOR AGAINST ABSTAIN directors will be reconstituted as provided in the Merger Agreement). the Agreement and Plan of Merger and Reorganization, dated as of June FOR ALL NOMINEES ONOMINEES: Edmon R. Jennings 3,and2018Aravive. (the “Merger Agreement”), by and among Versartis, Merger Sub, O R. Scott Greer FOR WITHHOLD ALL NOMINEES AUTHORITY 2. Approval effecting the of the reverse amendmentstock tosplittheat Certificate a ratio inofthe Incorporation range fromof 2-for-1Versartis to 15-for-1. (See FOR ALL instructionsEXCEPT below) 4. Ratification of appointment of independent registered public accounting firm for the fiscal year ending December 31, 2018.    5. Approval of possible adjournment of the Versartis Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 or Proposal 2. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:    JOHN SMITH    1234 MAIN STREET    APT. 203    NEW YORK, NY 10038 To indicatechangeyourthenewaddressaddress on your in the account,address pleasespace checkabove.the Please box at note right and that changes this method. to the registered name(s) on the account may not be submitted via Signature of Stockholder Date: Signature of Stockholder Date: Note: titlePlease as such. sign exactly If the signer as your is aname corporation, or namespleaseappearsignonfullthis corporate Proxy. Whenname shares by dulyare authorized held jointly,officer,eachgivingholderfullshould title assign.such.When If signersigning is a as partnership,executor, please administrator, sign in attorney,partnershiptrusteenameorby guardian,authorizedplease person. give full